SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
                      Exchange Act of 1934

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

                      Check the appropriate box:

                  [ ] Preliminary Information Statement

              [   ] Confidential, for Use of the Commission Only
                      (as permitted by Rule 14c-5(d)(2))

                  [X] Definitive Information Statement
------------------------------------------------------------------------------

                  CYCLE COUNTRY ACCESSORIES CORP.
------------------------------------------------------------------------------


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

                       Common, $.0001 par value

2) Aggregate number of securities to which transaction applies:

                        3,953,000

3) Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was
determined):      NA

4) Proposed maximum aggregate value of transaction:    NA

5) Total fee paid:  NA

                       TABLE OF CONTENTS               PAGE


NOTICE OF ANNUAL MEETING                                1

INFORMATION CONCERNING VOTING                           2

PROPOSALS YOU MAY VOTE ON                               2

ITEM 1 - ELECTION OF DIRECTORS                          2

NOMINEES FOR THE BOARD OF DIRECTORS                     2

REPORT OF AUDIT COMMITTEE                               4

ITEM 2 - RATIFICATION OF AUDITORS                       5

SECURITY OWNERSHIP OF MANAGEMENT                        5

EXECUTIVE COMPENSATION                                  5

        Summary Compensation Table                      6

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS               8

ANNUAL REPORT                                           9

OTHER MATTERS                                           9

SIGNATURES                                              9

                       CYCLE COUNTRY ACCESSORIES CORP.
                               _____________


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy
------------------------------------------------------------------------------

                           To Be Held MAY 20, 2003

The Annual Meeting of the Shareholders of Cycle Country
Accessories Corp. (the "Company") will be held on May 20, 2003 at
5:00 p.m., local time, at the Village West Resort, Conference
Center at 20785 170th Street, Spirit Lake, Iowa 51360 for the following purposes:

A.	 To elect directors to serve for the ensuing year
         and until their successors are elected; and

B. Ratification of Tedder, James, Worden & Associates as the company's auditors for 2003; and

C. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The Board of Directors has fixed the close of business on April 26, 2003 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Only shareholders of record of the Company's Common Stock at the close of business April 26, 2003 are entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

        The number of shares of Common Stock outstanding and entitled to vote at the Special Shareholders' Meeting is 3,953,000. The Company is not asking for a Proxy from any shareholder.

	The enclosed Notice of Meeting provides you with detailed information about the meeting. In addition, you may obtain information about Cycle Country Accessories
Corp. from documents filed by Cycle Country Accessories
Corp. with the Securities Exchange Commission, copies of which are available by contacting Cycle Country Accessories
Corp. We encourage you to read this entire document carefully.

					By Order of the Board of Directors:

                                        /Ron Hickman/
                                        -------------
                                        CEO/Director
                                        May 1, 2003


                        Cycle Country Accessories Corp.
                      2188 Highway 86, Milford, Iowa 51351

                             -------------------
                           NOTICE OF ANNUAL MEETING
                            ---------------------


We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

                                  May 1, 2003



                        INFORMATION CONCERNING VOTING
                              -----------------

General

	The Company is not soliciting proxies; the Board has a sufficient number of votes committed to the election of the slate of directors and the confirmation of the independent auditors. Therefore, it is not necessary that the Board solicit proxies from shareholders.

Voting Rights

	The holders of record of Common Stock at the close of business on April 26, 2003 will be entitled to notice and to vote at the Annual Meeting. At the close of business on December 31, 2002 the Company had outstanding and entitled to vote 3,953,000 shares of Common Stock.


                                  PROPOSAL 1

                           ELECTION OF DIRECTORS

        There are five nominees for the Board positions that are authorized pursuant to the Company's Bylaws as of the date of the Annual Meeting. Each director to be elected will hold office until the next annual meeting of stockholders and until a successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company. The candidates receiving the highest number of affirmative votes of the shares entitled to be voted will be elected directors of the Company. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

	The current Board of Directors recommends a vote in favor of each named nominee below:

	Ron Hickman;
	Skip Miller;
	Jim Danbom;
	L. G. Bob Hancher, Jr.;
        Rod Simonson.

Skip Miller was President of Armstrong Wheels from 1970 until 1998. Then in 1999 from his Chief Executive Officer position, Mr. Miller consummated the company's highly lucrative buy-out from the international conglomerate GKN Wheels. The selling of Armstrong Wheels for an impressive premium price was largely based on his ability to build the company with consistent double-digit annual growth. Mr. Miller participates on the Audit and Operations committees of the board. Mr. Miller is currently serving a two year term, which will end in 2003.

Jim Danbom was our founder and served as our president from 1981 to 2001. Mr. Danbom will lead the Operations and Planning committees of the board. He has successfully created numerous businesses in his 26 year career. Having successfully created our products at Cycle Country, Mr. Danbom will now focus on acquisitions and new product development while serving on the Operations and Planning committees. Mr. Danbom is currently serving a three-year term, which will end in 2004.

L.G. Bob Hancher Jr. has served as Chief Financial Officer of Commerce Street Venture Group since 2000. Mr. Hancher graduated from Iowa University in 1974. He served as Field Auditor and Territory Manager of Shell Oil Co from 1974 to 1978 and the Director of Marketing of Raynor Garage from 1978 to 1988. In 1993, Mr. Hancher co-founded, and is now a past President of International Sports Management, leaving in 2000 to co-found Commerce Street Venture Group. Mr. Hancher participates on the Planning and Audit committees of the board. Mr. Hancher is currently serving a three-year term, which will end in 2004

Rod Simonson became a franchisee for Piccadilly Circus Pizza, Inc. in 1980 by owning and operating 1 of the 5 restaurants under the company's umbrella. Shortly thereafter, Mr. Simonson purchased the parent company and became President of Piccadilly. By 1987, the company became Land Mark Products, Inc., the licensing company for Piccadilly Circus Pizza. Under his leadership, the company evolved from several sit-down pizzerias to a complete turnkey operational partner in convenience stores, malls, hotels, amusement parks and video stores. Today, there are over 800 locations primarily in convenience stores throughout 42 states in the Continental U.S. Mr. Simonson is serving on the Planning and Audit committees of the board. Mr. Simonson is currently serving a two year term, which will end in 2003.

Ron Hickman, who became our President on August 1, 2001, has been a CPA for 26 years, and was our accountant from our inception until he took a position as General Manager for us in 1996. Mr. Hickman is on the Operations and Planning committees of the company. Mr. Hickman is currently serving a three-year term, which will end in 2004.

                        REPORT OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS

         The Audit Committee of the Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board of Directors, all in accordance with applicable rules of the Securities and Exchange Commission and NASDAQ.

         The Audit Committee oversees Cycle Country's auditing, accounting and financial reporting processes on behalf of the Board. The Audit Committee also recommends to the Board of Directors the selection of Cycle Country's independent accountants.

         The Audit Committee has reviewed and discussed with management the audited consolidated financial statements of the company for the 2002 fiscal year, and has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed with representatives of the independent accountants their independence.

         Based upon the review and the discussions referenced above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Cycle Country's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

                                AUDIT COMMITTEE

              L.G. Hancher, Jr., F.L. Miller, and Rod Simonson.



                        INDEPENDENT ACCOUNTANT FEES

         Cycle Country paid Tedder, James, Worden & Associates the following fees for services rendered for the 2002 fiscal year:

Audit Fees:                $25,000
All other Fees:            $52,870

The auditor's work on Cycle Country's audit was performed by full time, permanent employees and partners of Tedder, James, Worden & Associates.

                        AUDIT COMMITTEE CONSIDERATION

        Cycle Country's Audit Committee has considered whether
Tedder, James, Worden & Associates provision of other services is compatible with maintaining their independence as Cycle Country's principal independent accounting firm.

                                  PROPOSAL 2

                     RATIFICATION OF APPOINTMENT OF AUDITORS

        The Board of Directors, upon the recommendation of its Audit Committee, has selected the firm of Tedder, James, Worden & Associates to audit the consolidated financial statements of Cycle Country for the fiscal year ending December 31, 2003, and has directed that its selection of independent auditors be submitted for ratification by the stockholders at the Annual Meeting. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

	Tedder, James, Worden & Associates served as the auditors for Cycle Country for the 2002 fiscal year. Representatives of Tedder, James, Worden & Associates have been invited to attend and are expected to be available by telephone at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and to respond to appropriate questions.

        The Board of Directors recommends that you vote FOR the approval and ratification of Tedder, James, Worden & Associates as independent auditors.



                             SECURITY OWNERSHIP OF
                  CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of December 31, 2002, by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

     Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 3,953,000 shares outstanding on December 31, 2002, adjusted as required by rules promulgated by the Securities and Exchange Commission.



Name and Address of                   Shares              Percent
Beneficial Owner                      Owned               Owned
----------------                      -----               -----

Ron Hickman                           281,000              7.48%
C/o Cycle Country Accessories Corp.
2188 Highway 86
Milford, Iowa 51351

Jim Danbom                            853,750             22.72%
106 Channel Court
Marco Island, FL 34145

Jan Danbom                            813,750             21.65%
106 Channel Court
Marco Island, FL 34145

Commerce Street Venture Group         351,250             9.35%
10401 North Meridian St., Suite 300
Indianapolis, IN 46290


All Directors and Officers as
a Group (8 Persons)                 1,216,758             32.38%




EXECUTIVE COMPENSATION

 	 Summary Compensation Table

	The following table sets forth the total compensation paid to or accrued for the fiscal years ended September 30, 2002, 2001 and 2000 to our Chief Executive Officer and our other most highly compensated executive officers who were serving as executive officers at the end of our last fiscal year.


Annual Compensation

                                                             Other          Restricted     Securities                   All
     Name and         Fiscal                                 Annual           Stock        Underlying     LTIP         Other
Principal Position     Year        Salary     Bonus       Compensation        Awards        Options      Payouts    Compensation
------------------    ------       ------     -----       ------------      ----------     ----------    -------    ------------

Ronald Hickman,
President             2002         150,000    15,000         500(F1)            0              0            0        7,476 (F4)
                      2001         104,808    30,000         500(F1)            0              0            0        6,469 (F2)
                      2000         100,000   130,500           0                0              0            0        5,958 (F3)


Jim Danbom,
Past President        2002          75,000      0            500(F1)            0              0            0        8,044 (F6)
                      2001         156,817      0              0                0              0            0        1,818 (F5)
                      2000         165,467      0              0                0              0            0        2,293 (F5)

<F1>
(1)	Christmas bonus.
<F2>
(2)	Comprised of $1,444 value of personal use of company auto
and $5,025 paid for health insurance.
<F3>
(3)	Comprised of $1,510 value of personal use of company auto
and $4,448 paid for health insurance.
<F4>
(4)     Comprised of $1,913 value of personal use of company auto
and $5,563 paid for health insurance.
<F5>
(5)     Comprised entirely of value of personal use of company auto.
<F6>    Comprised of $2,481 value of personal use of company auto and
$5,563 paid for health insurance.

Stock Option Grants in the past fiscal year

        We have not issued any grants of stock options in the past fiscal year.

Employment Agreements

        We have entered into employment agreements with certain of our key executive as follows:

        We entered into an employment agreement with Ron Hickman, our President, effective August 1, 2001 for a period of five years under which we have hired him to continue as our President. The agreement calls for Mr. Hickman to receive an annual income of $150,000 per year plus a bonus equal to three percent (3%) of our net income before taxes. The agreement also provides for Mr. Hickman to receive standard benefits such as health insurance coverage, sick and vacation time and use of an automobile.

        We entered into an employment agreement with Jim Danbom, our former President, effective August 1, 2001 for a period of a minimum of three years under which we have hired him to continue as a consultant on an "as needed" basis. The agreement calls for Mr. Danbom to receive an annual income of $75,000 per year and to receive standard benefits such as health insurance coverage, sick and vacation time and use of an automobile.

        Delivery of Documents to Security Holders Sharing an Address

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

Recent changes in the regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Company to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances, unless otherwise requested. This practice is known as "householding." If a shareholder sharing an address who now receives only one copy of the Company's annual report and proxy statement per household wishes to receive separate copies of these materials, then the shareholder should contact Cycle Country Accessories, Inc. at 2188 Highway 86, Milford, Iowa. If a shareholder of record sharing an address who currently receives multiple copies of the Company's annual report and proxy statement wishes to receive only one copy of these materials per household in the future, then the shareholder should also contact the Company by mail or telephone as instructed above.

ANNUAL REPORT

        The Company elects to submit a copy of its Form 10-KSB, filed with the Commission on April 15, 2002 to the shareholders in lieu of an Annual Report. The Form 10-KSB is included with this information statement in the package to be delivered to all shareholders. No portion of the Annual Report is incorporated herein or is to be considered as part of this information statement.


OTHER MATTERS

     	The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the Directors to recommend to the shareholders present to vote on such matters in accordance with their best judgment.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             Cycle Country Accessories Corp.
   Date   May 1, 2003
   ------------------


                            /Ron Hickman/
                            -------------
                            CEO/Director
                            May 1, 2003